Exhibit 10.3
AMENDMENT NO. 6 RELATING TO
SPONSORED RESEARCH AND LICENSE AGREEMENT
BETWEEN CORNERSTONE THERAPEUTICS INC., FORMERLY KNOWN AS
CRITICAL THERAPEUTICS, INC.
AND
THE FEINSTEIN INSTITUTE FOR MEDICAL RESEARCH
DATED JANUARY 1, 2003
     THIS AMENDMENT NO. 6 is made the 3rd day of August, 2010.
     BETWEEN:
(1)	Cornerstone Therapeutics Inc., formerly known as Critical Therapeutics, Inc., a Delaware corporation (“CTI”); and

(2)	The Feinstein Institute for Medical Research, a New York not-for-profit corporation (“Feinstein”).
     RECITALS:
(A)	CTI and Feinstein entered into a Sponsored Research and License Agreement, dated January 1, 2003.

(B)	The said Sponsored Research and License Agreement was modified by that certain Letter Agreements between CTI and Feinstein dated February 3, 2004, and was amended by each of Amendment No. 1 dated September 18, 2006, Amendment No. 2 dated January 8, 2007, Amendment No. 3 dated June 29, 2007, that certain letter agreement effective September 26, 2007 (the “September 2007 Letter”), Amendment No.4 dated August 3, 2010, and Amendment No. 5 dated August 3, 2010. The Sponsored Research and License Agreement as so modified and so amended is referred to herein as the “Original Agreement”.

(C)	CTI and Feinstein have agreed to amend the Original Agreement by and upon the terms of this Amendment No. 6.
     OPERATIVE PROVISIONS:
     1. Introduction, Definitions and Interpretation
1.1	This Amendment No. 6 is supplemental to the Original Agreement.

1.2	In this Amendment, the expression “this Amendment No. 6” shall mean this Amendment No. 6, including its recitals and schedules.

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1.3	Except where expressly provided to the contrary in this Amendment No. 6:
1.3.1	All capitalized terms used in this Amendment No. 6 shall have the same meanings as are assigned thereto in the Original Agreement, as amended by this Amendment No. 6; and,

1.3.2	This Amendment No. 6 shall be interpreted in the same manner as the Original Agreement.
1.4	Reference to clauses and Articles herein are to clauses and Articles of the Original Agreement.
     2. Amendments
NOW THEREFORE, in consideration of the mutual covenants contained in the Original Agreement and in this Amendment No. 6 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that, with effect from the Amendment No. 6 Date (as defined below), the Original Agreement is hereby amended as follows:
2.1	Article 1 of the Original Agreement shall be amended by insertion of the following additional definition after Article 1.2(f):

“1.2(g). “Amendment No. 6 Date” shall mean 3rd August, 2010.”

2.2	Article 4.2.1 of the Original Agreement (entitled “Minimum Royalties”) shall be deleted in its entirety and replaced with “Reserved”.

2.3	Article 4.2.4 of the Original Agreement (entitled “Sublicense Income”) shall be deleted in its entirety and replaced with the following:
4.2.4 Sublicense Income. In the event that CTI or its Affiliates grants one or more sublicense, CTI shall pay or cause its Affiliates to pay, as the case may be, to Feinstein an amount equal to:
(i) [***] percent ([***]%) of all royalty payments received from sublicensees by CTI or its Affiliates that are based on sublicensees’ net sales; and
(ii) [***] percent ([***]%) of all payments received from sublicensees by CTI or its Affiliates that result from the sublicensees’ recoveries from a lawsuit; and
(iii) [***] percent ([***]%) of all other consideration received from

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sublicensees by CTI or its Affiliates in any form, net of any payments required to be made by CTI or its Affiliates to any third party pursuant to any intellectual property license between CTI or its Affilaites and such third party because of the receipt of such other consideration by CTI or its Affiliates, provided, however, that
(iv) Notwithstanding paragraph (ii) above, upon execution of the Targacept Sublicense Agreement and the receipt by CTI of the Initial License Fee referenced in Article 5.1(a) in the Targacept Sublicense Agreement, CTI’s obligations under this Section 4.2.4 with respect to such Initial License Fee and any obligation of CTI under section 4.2.1 outstanding as of such time, shall be considered fully satisfied upon payment to Feinstein of [***] Dollars ($[***]).
2.4	Article 4.3 of the Original Agreement (entitled “Milestone Payments”) shall be amended by adding the following proviso at the end of the Article, which shall apply to all the paragraphs and subparagraphs of Article 4.3:

”...Provided, however, that the Milestone payments shall be payable only when the applicable milestone is passed by CTI or an Affiliate, and if a milestone is passed by a sublicensee of CTI, the only obligation of CTI to Feinstein shall be to treat any payment that CTI receives in connection with such event as “other consideration” subject to Article 4.2.4 (iii) above, and to pay Feinstein the percentage of such payment that Feinstein is due under such Article.”

2.5	The following shall be added to the end of Article 4.1 of the Original Agreement:

“CTI’s obligations to pay to Feinstein [***] Dollars ($[***]) within [***] month of written notification to CTI of the issuance of any U.S. Patent which is included in the definition of Feinstein Patent Rights pursuant to Article 1.7(2) shall cease after CTI has made a total of [***] ([***]) such payment to Feinstein.”
3. No Other Amendments; Confirmation
Save as amended by this Amendment No. 6, the parties confirm that the Original Agreement shall continue in full force and effect in all respects.
4. Counterparts

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This Amendment No. 6 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment No. 6.
5. Governing Law and Jurisdiction
This Amendment No. 6 shall be governed by and considered in accordance with the laws of the State of New York without regard to any conflict of laws provision thereof.
IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 6 as of the Amendment No. 6 Date.
CORNERSTONE THERAPEUTICS INC.

By:	/s/ Andrew Powell
	Name:	Andrew Powell
	Title:	Executive Vice President

THE FEINSTEIN INSTITUTE FOR MEDICAL
RESEARCH

By:	/s/ Kirk R. Manogue, PhD
	Name:	Kirk R. Manogue, PhD
	Title:	Vice President